UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington , D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

201 Santa Monica Boulevard, Suite 500 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598-5410

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Opiant Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on September 8, 2017. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The proposal to elect six directors to hold office for one-, two- or, three-year terms, as described in Proposal 5 (i.e., Dr. Michael Sinclair and Geoffrey Wolf as Class I directors to serve until the 2018 annual meeting of stockholders; Dr. Roger Crystal and Ann MacDougall as Class II directors to serve until the 2019 annual meeting of stockholders; and Dr. Gabrielle Silver and Thomas T. Thomas as Class III directors to serve until the 2020 annual meeting of stockholders), if Proposal 5 is approved, or until the next annual meeting, if Proposal 5 is not approved, and in either case until their respective successors are elected and qualified;

2.	The proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ended July 31, 2017;

3.	The proposal to authorize the Board of Directors of the Company (the “Board”), in its discretion, to amend the Company's Articles of Incorporation, as amended (the “Articles of Incorporation”), to decrease the number of shares of common stock, $0.001 par value per share (the “Common Stock”), which the Company is authorized to issue from 1,000,000,000 to 200,000,000;

4.	The proposal to authorize the Board, in its discretion, to amend the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine (the “Blank Check Preferred Stock”);

5.	The proposal to authorize the Board, in its discretion, to amend the Articles of Incorporation to provide for the establishment of a classified board of directors;

6.	The proposal to approve the form, terms and provision of the Opiant Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan; and

7.	The proposal to approve the change of domicile of the Company from the State of Nevada to the State of Delaware through the merger of the Company with and into Opiant Pharmaceuticals, Inc., a newly-organized, wholly-owned subsidiary of the Company organized under the laws of the State of Delaware.

At the close of business on July 20, 2017, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 2,026,608 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders 1,528,652 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the six directors were elected, and the other proposals submitted to stockholders were each approved, with the exception of the proposal to authorize the Board to amend the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of Blank Check Preferred Stock.

Proposal No. 1 — Election of Directors

The vote with respect to the election of six directors to hold office for one-, two- or, three-year terms, as described in Proposal 5 (i.e., Dr. Michael Sinclair and Geoffrey Wolf as Class I directors to serve until the 2018 annual meeting of stockholders; Dr. Roger Crystal and Ann MacDougall as Class II directors to serve until the 2019 annual meeting of stockholders; and Dr. Gabrielle Silver and Thomas T. Thomas as Class III directors to serve until the 2020 annual meeting of stockholders), if Proposal 5 is approved, or until the next annual meeting, if Proposal 5 is not approved, and in either case until their respective successors are elected and qualified was as follows:

Nominees	For	Withheld	Broker Non-Votes
Dr. Michael Sinclair (Class I)	1,122,915	94,779	310,958
Geoffrey Wolf (Class I)	1,148,237	69,457	310,958
Dr. Roger Crystal (Class II)	1,117,268	100,426	310,958
Ann MacDougall (Class II)	1,143,268	74,426	310,958
Dr. Gabrielle Silver (Class III)	1,149,146	68,548	310,958
Thomas T. Thomas (Class III)	1,148,729	68,965	310,958

Proposal No. 2 — Ratification of the appointment of MaloneBailey, LLP for the fiscal year ended July 31, 2017

The vote with respect to the approval of the ratification of the appointment of MaloneBailey, LLP as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ended July 31, 2017, was as follows:

For	Against	Abstain
1,431,912	32,905	63,835

Proposal No. 3 — Approval of the amendment of the Articles of Incorporation to decrease the number of shares of Common Stock which the Company is authorized to issue from 1,000,000,000 to 200,000,000

The vote with respect to the approval of the authorization the Board, in its discretion, to amend the Articles of Incorporation to decrease the number of shares of Common Stock which the Company is authorized to issue from 1,000,000,000 to 200,000,000, was as follows:

For	Against	Abstain	Broker Non-Vote
1,133,617	64,200	19,877	310,958

Proposal No. 4 — Approval of the amendment of the Articles of Incorporation to authorize 10,000,000 shares of preferred stock

The vote with respect to the approval of the authorization the Board, in its discretion, to amend the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.001 par value per share, of the Company, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine, was as follows:

For	Against	Abstain	Broker Non-Vote
886,230	317,189	14,275	310,958

Proposal No. 5 — Approval of the establishment of a classified board of directors

The vote with respect to the approval of the authorize the Board, in its discretion, to amend the Articles of Incorporation to provide for the establishment of a classified board of directors, was as follows:

For	Against	Abstain	Broker Non-Vote
1,060,222	139,925	17,547	310,958

Proposal No. 6 — Approval of the Opiant Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan

The vote with respect to the approval of the form, terms and provision of the Opiant Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan was as follows:

For	Against	Abstain	Broker Non-Vote
1,046,448	117,829	53,417	310,958

Proposal No. 7 — Approval of the Redomestication of the Company from a Nevada corporation to a Delaware corporation

The vote with respect to the approval of the change of domicile of the Company from the State of Nevada to the State of Delaware through the merger of the Company with and into Opiant Pharmaceuticals, Inc., a newly-organized, wholly-owned subsidiary of the Company organized under the laws of the State of Delaware, was as follows:

For	Against	Abstain	Broker Non-Vote
1,125,516	58,863	33,315	310,958

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: September 11, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer